Exhibit 10.1

JOINDER AGREEMENT TO
SECURITIES PURCHASE AGREEMENT

This Joinder Agreement to Securities Purchase Agreement (this “Joinder Agreement”) is made as of May 12, 2011 by the undersigned (the “Joining Party”) and Ads In Motion, Inc., a Delaware corporation (the “Company”).

The Joining Party and the Company hereby acknowledge, agree and confirm that, by their execution of this Joinder Agreement, the Joining Party shall be deemed to be a party to the Securities Purchase Agreement dated as of March 25, 2011 by and among the Company and certain other investors (the “Agreement”), as of the date of this Joinder Agreement, and shall have all of the rights and obligations of a Purchaser (as defined in the Agreement) as if it had executed the Agreement. The Joining Party and the Company hereby ratify, as of the date of this Joinder Agreement, and agree to be bound by, all of the terms, provisions and conditions contained in the Agreement.

By acknowledging and agreeing to this Joinder Agreement, the undersigned hereby agree that this Joinder Agreement may be attached to and made a part of the Agreement as of the date hereof.

[Signatures on following pages]

IN WITNESS WHEREOF, the undersigned have executed this Joinder Agreement as of the date first written above.

Principal Amount:	$326,087

/s/ Herbert Glatt
Signature	Signature (if purchasing jointly)

Herbert Glatt
Name Typed or Printed	Name Typed or Printed

Entity Name	Entity Name

159 South Street
Address	Address

Morristown, NJ 07960
City, State and Zip Code	City, State and Zip Code

Telephone – Business	Telephone - Business

Telephone – Residence	Telephone – Residence

Facsimile – Business	Facsimile - Business

Facsimile – Residence	Facsimile – Residence

Tax ID # or Social Security #	Tax ID # or Social Security #

Name in which securities should be issued:	Herbert Glatt

[SIGNATURE PAGES CONTINUE]

“COMPANY”

ADS IN MOTION, INC.

By:	/s/ Jordan Glatt
Name: Jordan Glatt
Title: President and Chief Executive Officer